SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 11, 2002

(Date of Report)

AT&T WIRELESS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16567	91-1379052

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7277-164th Ave. NE, Building 1, Redmond, Washington 98052

(Address of Principal Executive Offices, including Zip Code)

(425) 580-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

          AT&T Wireless Services, Inc. is making available its audited consolidated financial results and certain other financial information relating to the year ended December 31, 2001. Filed herewith as Exhibit 99 are the following items:

1.	Selected Historical Financial Data

2.	Management’s Discussion and Analysis of Financial Conditions and Results of Operations

3.	Report of Management

4.	Report of Independent Accountants

5.	Consolidated Statements of Operations for the years ended December 31, 2001, 2000 and 1999

6.	Consolidated Balance Sheets at December 31, 2001 and 2000

7.	Consolidated Statements of Changes in Shareholders’ Equity for the years ended December 31, 2001, 2000 and 1999

8.	Consolidated Statements of Cash Flows for the years ended December 31, 2001, 2000 and 1999

9.	Notes to Consolidated Financial Statements

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits:

	Exhibit 23	Consent of PricewaterhouseCoopers LLP

	Exhibit 99	AT&T Wireless Services, Inc.’s audited consolidated financial results and certain other financial information relating to the year ended December 31, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T WIRELESS SERVICES, INC

Dated: March 11, 2002	By:		/s/ JOSEPH MCCABE JR.

		Name:	Joseph McCabe Jr.
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

23	Consent of PricewaterhouseCoopers LLP

99	AT&T Wireless Services, Inc.’s audited consolidated financial results and certain other financial information for the year ended December 31, 2001